Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


            In connection with the Quarterly Report of EnerTeck Corporation (the "Company") on Form 10-QSB/A for the period ended March 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: August 22, 2005                 By:  /s/ Dwaine Reese
                                            -----------------------
                                       Dwaine Reese,
                                       Chief Executive Officer


Dated: August 22, 2005                 By:  /s/  Parrish B. Ketchmark
                                            -----------------------
                                       Parrish B. Ketchmark
                                       Principal Financial Officer